UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2009

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Program 2008 Awards and 2009 Plan

On February 23, 2009, the Compensation Committee of The Williams Companies, Inc. ("Williams") Board of Directors (the "Compensation Committee") determined that under Williams’ 2008 annual incentive program Williams exceeded the Economic Value Added® ("EVA®") incentive target established by the Compensation Committee in first quarter 2008 and approved awards for eligible employees for payment on March 13, 2009. EVA® is a formula used to calculate the value created by a company's capital investments by measuring the Company's net after-tax operating profit reduced by a capital charge reflecting the cost of invested capital and after making adjustments designed to exclude the impact of extraordinary items. The 2008 annual incentive awards approved include $1,817,942 for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer; $735,000 for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer; $525,000 for Mr. Ralph A. Hill, Sr. Vice President – Exploration and Production; $525,000 for Mr. Alan S. Armstrong, Sr. Vice President – Midstream; and $525,000 for Mr. Phillip D. Wright, Sr. Vice President - Williams Gas Pipelines. The amount awarded to the other executive officers totaled $920,000.

On February 23, 2009, the Compensation Committee approved the 2009 annual incentive program for the Company’s named executive officers. Funding under the 2009 annual incentive program will be based on Williams’ 2009 EVA® performance. Using market data for individuals in comparable positions and markets, the Compensation Committee established the EVA® target incentive opportunity for each of our executive officers, expressed as a percentage of base salary. Each named executive officer’s target is 65%; except that the target for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer, is 75%, and the target for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer, is 100%. Executive 2009 base salary and annual incentive targets have been frozen and remain unchanged from 2008 levels. The annual incentive program funds a bonus up to a maximum of 400 percent of target. Any amount above 200 percent of target is placed in a reserve. One-third of the total reserve balance is paid out in each subsequent year that threshold performance targets are met. Amounts remaining in the reserve are at risk based on future EVA® performance. The Compensation Committee will review each executive officer's performance and contributions for the year, in consultation with the Chief Executive Officer with respect to executives other than the Chief Executive Officer, and will adjust a named executive officer's incentive award based on the Compensation Committee's evaluation of individual performance. The Compensation Committee retains full discretion to determine whether a payout will be made under the program.

2009 Equity Awards

On February 23, 2009, the Compensation Committee approved the 2009 equity award grants of stock options and performance-based restricted stock units for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer. The equity mix for the Chief Executive Officer will remain, as in the prior year, with 50% in stock options and 50% in performance-based restricted stock units.

The Committee also approved grants of stock options, performance-based restricted stock units, as well as time-based restricted stock units for the other named executive officers. The Compensation Committee approved a change in the mix of equity compensation for named executive officers, other than the Chief Executive Officer. The change increased the percentage amount of stock options from 25% to 30%, increased the percentage amount of time-based restricted stock units from 25% to 35%, and decreased the percentage amount of performance-based restricted stock units from 50% to 35%.

The terms of the stock options and time-based restricted stock units are materially consistent with the same type of awards granted in prior years.

The terms of the performance-based restricted stock units provide recipients with the opportunity to earn between 0% and 200% of the units depending on the degree of achievement of both absolute and relative measurements of Total Shareholder Return at the end of a three-year period, provided that the recipient remains an active employee of the Company until February 23, 2012, and the Committee has certified that the Company has met these performance measures. This change to Total Shareholder Return is aligned with the Company’s compensation philosophy and is intended to drive and motivate performance and align management with shareholders through this uncertain economic time. The absolute and relative Total Shareholder Return are weighted in a manner such that potential payout is based on the performance of both measures over the 3 year performance period. Relative Total Shareholder Return is based on a predetermined list of comparator companies. Under certain circumstances, such as retirement, death, disability, or involuntary separation for service as a result of severance or sale of a business, these equity awards shall vest on a prorated basis with respect to that portion of the awards that are certified as having vested based on the achievement of the performance goals. If the recipient's employment is involuntarily terminated or voluntarily for good reason in connection with a change in control of the ownership of the Company, then these awards will vest as if the target performance measures were met. If the recipient is a "key employee" within the meaning of Section 409A of the Internal Revenue Code, then pay out may be delayed to the extent necessary to avoid additional tax liabilities provided for under that section.

The 2009 equity awards were granted subject to the terms of the grant agreements, the forms of which are filed herewith as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 and incorporated by reference herein. The details of the grants to the Company's named executive officers were separately reported on Forms 4 by these individuals on February 25, 2009.

Note: EVA® is a registered trademark of Stern, Stewart and Company.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) None

(b) None

(c) None

(d) Exhibits

Exhibit 99.1 Form of 2009 Performance-Based Restricted Stock Unit Agreement among Williams and certain employees and officers

Exhibit 99.2 Form of 2009 Restricted Stock Unit Award among Williams and certain employees and officers

Exhibit 99.3 Form of 2009 Nonqualified Stock Option Agreement among Williams and certain employees and officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

February 25, 2009	By:	La Fleur C. Browne

Name: La Fleur C. Browne
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1
99.2	Exhibit 99.2
99.3	Exhibit 99.3